UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

Rouse Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35287 (Commission File Number)	90-0750824 (IRS Employer Identification No.)

1114 Avenue of the Americas, Suite 2800 New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 608-5108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously announced, on February 25, 2016, Rouse Properties, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, BSREP II Retail Pooling LLC, a Delaware limited liability company (“Parent”), BSREP II Retail Holdings Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), and, solely for the purposes stated therein, Brookfield Strategic Real Estate Partners II-A L.P., Brookfield Strategic Real Estate Partners II-A (ER) L.P., Brookfield Strategic Real Estate Partners II-B L.P., Brookfield Strategic Real Estate Partners II-C L.P., Brookfield Strategic Real Estate Partners II-C (ER) L.P. and Brookfield Strategic Real Estate Partners BPY Borrower L.P., pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in item 8.01 is incorporated herein by reference.

On May 20, 2016, the Company announced that, if the Merger is consummated (the “Closing”), Mr. Andrew Silberfein will resign as President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors (including as a member of the Investment Committee). Mr. Silberfein will remain in such positions until the Merger is consummated, and is expected to remain in such positions if the Merger is not consummated.  Following the Closing, Mr. Brian Harper, the Company’s current Chief Operating Officer, will serve as Chief Executive Officer of the Company.  The parties have agreed that effective as of the Closing, Mr. Harper’s annual base salary will be $600,000 and his annual cash bonus opportunity will be equal to $600,000.

Parent currently anticipates establishing a management equity incentive plan effective shortly after the closing of the Merger for key executives of the Company following the Closing.  Under this plan, it is anticipated that Mr. Harper will receive (i) an annual award of units in Parent with a grant date value of $300,000, vesting in equal annual installments over three years, subject to Mr. Harper’s continued employment, and (ii) a grant of incentive units intended to be treated as profits interests for federal income tax purposes with an initial value of $20,000,000, however, distributions in respect of such units necessary to offset the value thereof by $20,000,000 plus a 10% interest rate will be retained by Parent and distributed in accordance with the terms of the relevant entity agreement, with 75% of such units vesting in equal annual installments over five years and 25% vesting upon a change in control of the Company, subject to Mr. Harper’s continued employment.  Both equity awards will become fully vested upon a change in control of the Company.

The other terms and conditions of Mr. Harper’s employment and participation under the plan are generally subject to further negotiation and finalization between Mr. Harper and Brookfield Asset Management, Inc. (“BAM”).

The following is a brief biographical summary for Mr. Brian Harper:

Brian Harper, 40, has served as the Company’s Chief Operating Officer since April 22, 2015.  Prior to serving in such role, he was the Executive Vice President of Leasing and Acquisitions of the Company since January 12, 2012.  Mr. Harper previously was the Senior Vice President of Leasing for General Growth Properties, Inc. (“GGP”), where he was employed for five years prior to joining the Company.  While employed by GGP, he oversaw the leasing efforts of a $2.0 billion multi-state portfolio and was one of the original members of the team that was key to the formation and spin-off of the Company.  Prior to joining GGP, he was a Vice President at RED Development and an Associate at Cohen-Esrey Real Estate Services, LLC.  Mr. Harper has been involved with ground-up development, asset repositions, distressed real estate and “regular” mall leasing.  During these different leasing assignments, Mr. Harper won several awards, including Chain Store Age’s 10 Under 40 in Real Estate.  He has served as a panelist for the International Council of Shopping Centers and is an active member of the organization.  Overall, Mr. Harper has over 15 years of experience in the retail real estate industry.  Mr. Harper is Co-Founder and Chairman of the Breaking Ground Foundation.  Mr. Harper holds a Bachelor of Arts degree from the University of Kansas.

Mr. Harper does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.  There are no transactions in which Mr. Harper has an interest requiring disclosure under item 404(a) of Regulation S-K.

Item 8.01.                                        Other Events.

On May 20, 2016, the Company issued a press release announcing the contingent resignation of Mr. Silberfein and contingent appointment of Mr. Brian Harper as Chief Executive Officer. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 20, 2016

Additional Information and Where to Find It

In connection with the Merger, the Company has filed a preliminary proxy statement, and will file a definitive proxy statement, with the SEC. Stockholders are advised to read the proxy statement because it contains important information.  Stockholders can obtain a free copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov, from the Company’s website at www.rouseproperties.com or by directing a request by mail to 1114 Avenue of the Americas, Suite 2800, New York, New York 10036.

The Company and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders that will occur in connection with the Merger.  Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in the Company’s proxy statements, including the proxy statement relating to the Merger, and its Annual Report on Form 10-K previously filed with the SEC. Copies of these documents can be obtained, without charge, from the SEC’s website at www.sec.gov, from the Company’s website at www.rouseproperties.com or by directing a request to the Company at the address above.

Forward Looking Statements

Certain matters set forth herein are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statements.  These forward-looking statements may include statements related to the timing and anticipated completion of the Merger, changes in management that will occur in connection with completion of the Merger, and other statements that are not purely statements of historical fact. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 25, 2016	ROUSE PROPERTIES, INC.

	By:	/s/ Susan Elman
Name: Susan Elman
Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated May 20, 2016